NYSE: WTRG February 27, 2020 Essential Utilities Inc. 2020 Investor Day

NYSE: WTRG 2 Brian Dingerdissen Vice President, Chief of Staff, Investor Relations, and Communications Welcome

NYSE: WTRG NYSE: WTRG Forward Looking Statement This presentation contains in addition to historical information, forward looking statements based on assumptions made by management regarding future circumstances over which the company may have little or no control, that involve risks, uncertainties and other factors that may cause actual results to be materially different from any future results expressed or implied by such forward - looking statements. These factors include, among others, the following: general economic and business conditions; weather conditions affecting customers’ usage or the company’s cost of operations; costs arising from changes in regulations; regulatory treatment of rate increase requests; availability and cost of capital; the success of growth initiatives, including pending acquisitions; the ability to generate earnings from capital investment; and other factors discussed in our Form 10 - K, which is on file with the SEC. We undertake no obligation to publicly update or revise any forward - looking statement. Non - GAAP Reconciliation For reconciliation of non - GAAP financial measures, see the Investor Relations section of the company’s Web site at www.essential.co 3 3

NYSE: WTRG NYSE: WTRG Safety Message 4 4

NYSE: WTRG Agenda Chris Franklin – Company Update Matt Rhodes – Strategy and Corporate Development Rick Fox – Operations Overview 15 Minute Break Operational Excellence & Regulatory Affairs Panel • Colleen Arnold • Christopher Crockett • Kimberly Joyce • Joseph Gregorini Dan Schuller – Financial Overview Chris Franklin – Summary Q&A Lunch 5

NYSE: WTRG 6 Chris Franklin Chairman, Chief Executive Officer, and President Company Update

NYSE: WTRG NYSE: WTRG Growth Strategy 7 Core Competencies • Infrastructure Investment (pipes, plants, etc.) • Regulatory Affairs • Operational Excellence Which leads to our three - pronged growth strategy. 1 2 3 Municipal Initiative • Driver of growing our foundational water/wastewater business • Our primary focus today Strategic M&A • Opportunistic pursuit of large, regulated utility/infrastructure targets MBAs • Complementary to our regulated business • Capitalizes on broader infrastructure renewal 7

NYSE: WTRG

PEOPLES Acquisition: Strategic Rationale

Creating an infrastructure company well-positioned for strong growth

Essential

Strategic Rationale

Adds platform for growth	• Introduces new platform for growth • Expands infrastructure investment opportunities to drive rate base growth
Benefits of increased scale	• Increases rate base ~45%[1] and diversifies earnings mix • Creates only multi-platform water and natural gas utility of scale in the US
Constructive jurisdictions	• Increases presence in PA; one of the most highly-regarded regulatory environments
Shared expertise in infrastructure	• Highly complementary infrastructure businesses
Management team experience	• Peoples team brings meaningful experience, with COO having been with Peoples for over 30 years
Pure natural gas distribution company	• No material non-utility businesses • No exploration

Expected Benefits to Key Stakeholders

Customers

- Continued best-in-class service from established gas and water utilities
- No impact to customer rates from transaction
- Financial capacity will enhance infrastructure investments, increasing reliability and safety

Shareholders

- Accretive to earnings
- Improves future rate base and earnings growth
- Supports continued long-term dividend growth
- Larger market capitalization, float and trading liquidity post permanent financings

Communities

- Continued engagement in the communities that each company serves
- Infrastructure investment will improve quality of life and contribute to economic prosperity in our communities

[1]Based on rate base as of year-end 2019.

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NYSE: WTRG Transaction Timeline 13 - Nov - 2018 Filed merger applications with PA and WV PUCs 23 - Oct - 2018 Announced acquisition of Peoples 13 - Mar - 2019 KY PSC approved merger application 27 - Mar - 2019 Proposed merger settlement filed with WV PSC 28 - Oct - 2019 PA ALJ’s recommended decision received Transaction Financial Regulatory 29 - Mar - 2019 Announced $750m equity investment from CPPIB April - 2019 Equity and debt offerings 28 - Jan - 2019 Peoples filed a rate case for PA July - 2019 Peoples filed a rate case settlement for PA 29 - Oct - 2019 Peoples Rate Case in effect Anticipated closing of the Peoples Gas acquisition is expected to be March 16, 2020 9 20 - Nov - 2018 Filed merger application with KY PSC OCT NOV DEC JAN FEB MARCH APRIL MAY JUNE JULY AUG OCT SEPT NOV DEC JAN FEB MARCH APRIL 2019 2020 16 - Jan - 2020 PA PUC approved merger application, Aqua America announced intention to change company name 16 - Mar - 2020 Anticipated close date for Peoples acquisition 03 - Feb - 2020 Aqua America, Inc. changes name to Essential Utilities, Inc. 9 Mar - 2020 CPPIB Investment

NYSE: WTRG Combined Pro Forma Utility Profile Creating an infrastructure company well - positioned for strong growth Water Only Combined Gas Only Combined Company Footprint 2019 Combined Rate Base ($B) 2019 Combined Customers by State 1 $5.0 $2.3 1 As of 31 - Dec - 2019. Due to rounding, percentages may not always appear to add up to 100% Water Gas $7.3b PA NC OH NJ IL TX 10 IN WV VA KY 66% 3% 2% 6% 5% 5% 9% 2% 2% 1%

NYSE: WTRG Pro Forma Organization Overview 11 As part of the Essential family, Peoples provides a natural gas platform of scale and creates another avenue for growth.

NYSE: WTRG About Essential Our Mission: To improve quality of life and economic prosperity by safely and reliably delivering earth's most essential resources. Our Purpose: Essential is uniquely positioned to play an important role in solving today’s water and natural gas challenges by renewing and improving infrastructure through thoughtful capital investment, operational excellence, environmental stewardship and rigorous safety standards. Through our work, we help strengthen communities, improve service and enhance economic development, enabling people to lead better lives. This vital work empowers us to grow as an organization and as individuals. Together, we will make a difference for generations to come. 12

NYSE: WTRG Board of Directors 13 Christopher Franklin Chairman Executive Committee* Risk Mitigation and Investment Policy Committee Elizabeth B. Amato Director Since 2018 Executive Compensation Committee Corporate Governance Committee Nicholas DeBenedictis Chairman Emeritus Director Since 1993 Risk Mitigation and Investment Policy Committee* Daniel J. Hilferty Lead Independent Director, Director Since 2017 Corporate Governance Committee* Executive Committee Audit Committee Executive Compensation Committee Francis O. Idehen, Jr. Director Since 2019 Audit Committee Risk Mitigation and Investment Policy Committee Ellen T. Ruff Director Since 2006 Executive Compensation Committee* Corporate Governance Committee Lee C. Stewart Director Since 2018 Audit Committee* Executive Committee Risk Mitigation and Investment Policy Committee Christopher C. Womack Director Since 2019 Executive Compensation Committee Corporate Governance Committee Wendy A. Franks Director Effective Upon Closing of Private Placement Transaction and the Pending Peoples Acquisition * Indicates Chair

NYSE: WTRG Leadership Team 14

NYSE: WTRG ESG Program Recent Highlights: • 2019 CDP Score : B - • New policies adopted and disclosed • Tear sheets added to website • Climate Change Risks and Opportunities • Energy Use and Efficiency • Water Quality and Effluent Management • Water Efficiency (end use and distribution network) • Waste Generation and Reduction Environment • Water Affordability and Access • Health and Safety • Employee Engagement and Talent Management • Diversity and Inclusion • Community Engagement Social • Corporate Governance and Executive Compensation • Compliance and Ethics • Political Contributions • Supply Chain Management Governance • Creation of new position focused on ESG • Plan for New ESG Report later in 2020 15

NYSE: WTRG 2019 Corporate Highlights 16 Infrastructure Investment ($m) Acquisition Growth • Closed 5 municipal acquisitions and added approximately 12,000 customers and $52.9m of rate base • Announced Delcora, the largest municipal agreement in our history Adjusted Income per Common Share (Non - GAAP) $4 95.7 $550.3 2018 2019 $1 .41 $ 1. 47 2018 2019 Peoples Transaction • Peoples Pennsylvania rate case effective Oct. ’19 • PA PUC Regulatory approval January 16, 2020 • The closing of the acquisition is anticipated to occur March 16, 2020

NYSE: WTRG Integration • Implement Peoples integration plan (culture, comms, SOX, etc.) • Complete DELCORA and Aqua Pennsylvania Wastewater organization plan • Develop companywide ESG program Growth • Prepare to close DELCORA • Sign municipal deals of over $100M in rate base Maintain Standards of Operational Excellence • Execute capital program at Aqua and Peoples • Implement companywide PFAS strategy • Complete safety review at Peoples 2020 Objectives 17

NYSE: WTRG 18 Matt Rhodes Executive Vice President, Strategy and Corporate Development Strategy and Corporate Development

NYSE: WTRG NYSE: WTRG Growth Strategy 19 Core Competencies • Infrastructure Investment (pipes, plants, etc.) • Regulatory Affairs • Operational Excellence Which leads to our three - pronged growth strategy. 1 2 3 Municipal Initiative • Driver of growing our foundational water/wastewater business • Our primary focus today Strategic M&A • Opportunistic pursuit of large, regulated utility/infrastructure targets MBAs • Complementary to our regulated business • Capitalizes on broader infrastructure renewal 19

NYSE: WTRG Municipal Acquisitions • Reinvestment of proceeds for community needs 20 • Future infrastructure capital investment requirements • Economic development or growth Why Municipals Sell Utilities Essential’s Considerations for Municipal Deals • Community needs / use of proceeds • Deal scale (connections, net income) • Muni growth profile (including future Capex) • Rate case timing • Ability to utilize FMV • Future rate expectations • Funding – equity used for larger deals • Increasing environmental complexity

NYSE: WTRG Fair Market Value States 21 Source: S&P Global Market Intelligence Essential has a history of successful collaboration with legislatures and regulators to implement constructive regulatory mec han isms and introduce Fair Market Value (“FMV”) legislation. FMV is enacted in 7 of our 8 water/WW states. Essential State (Including Peoples) Essential State Year Enacted - FMV Illinois 2013 New Jersey 2015 Indiana 2015 Pennsylvania 2016 North Carolina 2018 Ohio 2018 Texas 2019 Legend: Enacted FMV

NYSE: WTRG 2019 and 2020 Closed Acquisitions 22 2019 Acquisition State Type Total Customers Approx. Rate Base ($000s) Skyline IL W/WW 752 $3,550 Phoenixville PA W 529 $2,500 Grant Park IL WW 540 $2,300 Cheltenham PA WW 9,887 $44,558 Total 11,708 $52,908 Note: In addition to the above, we have also closed two additional privately - owned utility deals which added 597 connections 1. Rate base includes the Valley Creek Trunk Sewer. This is non - regulated but operates similar to a regulated asset; contributes an estimated $25M in rate base equivalent 2020 Acquisition State Type Total Customers Approx. Rate Base ($000s) Campbell OH W 3,200 $7,535 Total 3,200 $7,535 Since 2015 we have closed 57 total deals (includes investor - owned utilities and municipalities). These contributed approximately 48,000 1 new connections and approximately $237M 1 in rate base.

NYSE: WTRG Recent Municipal Acquisition Activity Signed Municipal Agreements Pending Closing Acquisition State Type Total Customers Approx. Purchase Price ($000s) New Garden PA WW 2,106 $29,500 East Norriton PA WW 4,952 $21,000 DELCORA PA WW 198,000 1 $276,500 Total 205,058 1 $327,000 $100m of rate base acquired expected to generate ~$5m of incremental annual earnings potential 2 Note: Transactions above listed in chronological order of signing. In addition, we have additional signed deal with a privately own ed utility in IL that will add approximately 512 customers 1 Aqua’s estimate on the number of equivalent retail customers. 2 This is an illustrative earnings assumption based on assumed 50% debt / 50% equity capital structure and hypothetical 10% all owe d return on equity and historical results. 23 Additional non - municipal system in IL with ~500 customers signed in 2019 (closing expected Q2 2020)

NYSE: WTRG Current Water and Wastewater Municipal Transaction Opportunities Size Range (Approx. # of Customers) Total Customers (approx.) >25,000 160,000 10,000 – 25,000 85,000 <10,000 75,000 Total 320,000 24 We are actively pursuing acquisition opportunities in most of our states, totaling approx. 320,000 customers. While we do not expect to close all of these opportunities, this illustrates the number of municipals we are evaluating and the increasing opportunity size. Of these potential pipeline opportunities, a majority are wastewater.

NYSE: WTRG

DELCORA Update

Essential

Essential signed an Asset Purchase Agreement (APA) with the Delaware County Regional Water Quality Control Authority (DELCORA) to acquire the municipal Authority's wastewater (WW) assets for $276.5M.

- DELCORA provides WW services to 42 municipalities and ~500,000 people primarily in Delaware county, PA
- ~189 total miles of wastewater pipe, including gravity and force main; owns collection systems and ~50MGD WWTP in western service territory
- In eastern service territory (ESA), conveys wastewater to a Philadelphia Water Department (PWD) plant; contract expires in 2028
- Presents opportunities to acquire other collection systems who currently convey WW to DELCORA

Financial/Operating Data for DELCORA

Metric	
Purchase Price	$276.5M
Aqua's Estimated CapEx (Through 2028)	~$700.0M
Revenues (2019)	$69.0M[1]

[1]Based on 2019 preliminary, unaudited financials

Situation Overview

- Under current arrangement with PWD, DELCORA could face more than $1.2B in capital costs through 2042, significantly increasing customer rates
- DELCORA also building the infrastructure necessary to divert ESA WW flows to its own plant
- Majority of capex to occur from 2026-2028
- APA signed with Aqua on 9/17/19
- Aqua has experience in large/complex projects and operates in many DELCORA communities
- PA PUC filing expected to occur early March, with closing expected late 2020 or early 2021
- FMV legislation to be utilized

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NYSE: WTRG Aqua PA and DELCORA Service Territory Overlap Aqua PA Area DELCORA Area DELCORA/Aqua PA Partnership DELCORA Only Service Area Aqua PA and DELCORA Combined Service Area Aqua PA Only Service Area County Municipality Legend 26 Aqua PA currently serves nearly 500,000 people in Delaware County and approximately 200,000 people in Chester County Western Regional Treatment Plant

NYSE: WTRG Water/Gas Landscape in KY and WV 27 Water / Wastewater Gas Water / Wastewater Gas Municipal/Utility landscape: • 550,000 customers (approx. 1,650,000 people) currently served by 87 water districts and 18 water associations • One major investor owned utility Municipal/Utility landscape: • Nearly 50 municipally owned gas LDCs • Several large investor owned LDCs Municipal/Utility landscape: • Public entities, including municipalities, water associations and water districts serve over 45 0,000 customers (approx. 1,350,000 people) • Two investor owned utilities of scale Municipal/Utility landscape: • The six largest investor owned utilities serve nearly all gas customers in the state (approx. 97%) • Limi ted number of municipal gas LDCs Given Peoples operates in KY and WV, we continue to evaluate water / wastewater and gas utility opportunities there Source: EIA Kentucky West Virginia

NYSE: WTRG Essential’s Current Market - Based Businesses 28 Pittsburgh Airport Allegheny Health Network - Wexford • Capital Amount: ~$30.0M • Expected COD: 2021 • Capital Amount: Not disclosed • Expected COD: 2020 Royalty Arrangement: Raw Water Pipeline JV in Marcellus Shale: • Two current supplier contracts • Evaluating strategic alternatives Current Combined Heat and Power Projects: KY Operations - owns land and produces, processes and resells natural gas Investment in fuel cell start - up, focusing on home use Together with Peoples Protection, provides warranty services While both Aqua and Peoples have MBA’s, it is not a core focus today and we will be very selective in entering these business es in the future. Aqua has divested much of its non - regulated businesses the past five years. MBA’s comprise less than 1.0% of the net income for both companies.

NYSE: WTRG 29 Rick Fox Executive Vice President, Chief Operating Officer Operations Overview

NYSE: WTRG Operations Organizational View 30 Colleen Arnold President, Aqua Christopher Crockett Chief Environmental, Safety, and Sustainability Officer James Barbato Chief Engineering Officer Joseph Gregorini President, Peoples Richard Fox Executive Vice President and Chief Operating Officer, Regulated Operations Officers

NYSE: WTRG Operations Organizational View 31 Lawrence Carson President, Aqua New Jersey Kari Bennet President, Aqua Indiana John Aulbach President, Aqua Virginia Craig Blanchette President, Aqua Illinois Edmund Kolodziej President, Aqua Ohio Marc Lucca President, Aqua Pennsylvania Mark McKoy Vice President, Aqua Shannon Becker President, Aqua North Carolina Robert Laughman President, Aqua Texas Colleen Arnold President, Aqua

NYSE: WTRG

AQUA Overview

Essential

Long-established water and wastewater utility with over 1 million customer connections in eight states[2]

Company Overview

- Founded in 1886; headquartered in Bryn Mawr, Pennsylvania
- Large multi-state water & wastewater company with $5.02 billion of rate base as of year-end 2019
- >99% regulated water and wastewater utility[1]
- 225 MGD water production

Over 1,600 employees serving more than 3 million people



Visible Track Record of Outperformance

- Proven growth model rooted in prudent capital investment & efficient regulatory recovery
- History of strong profitability

One of the Largest Water Infrastructure Footprints[2]

- **13,347+ miles** of water main
- **188** Wastewater treatment plants
- **~1,100** vehicles
- **21** surface water filtration plants
- **~3,300** wells
- **1,000+** water storage tanks

[1] Based on operating revenue for fiscal year 2019
[2] As of 31-Dec-2019.

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NYSE: WTRG Treatment $102 Collection Systems $96 Other $54 Storm Water Management $19 Key Industry Statistics Water $473 Billion Source: EPA surveys Substantial U.S. Water Infrastructure Needs Represent a Massive Opportunity Transmission & Distribution $313 Treatment $83 Storage $48 Source … Other $7 Water • 50,000 systems • 85% of population served by municipalities • The Aqua family serves 1% of U.S. population Wastewater • 14,700 systems • 97% of population served by municipalities • The Aqua family serves 0.1% of U.S. population Source: 2018 EPA Needs Survey EPA Estimate of US Infrastructure Investment Needs Wastewater $271 Billion Source: EPA Clean Watersheds Needs Survey (CWNS) 2012 American Society of Civil Engineers gives the U.S. drinking water and wastewater infrastructure a grade of “D” 33

NYSE: WTRG Building for the Future Annual Capital Investment ($millions) AQUA Companies’ Regulated Operations 34 $328.6 $364.7 $383.0 $478.1 $495.7 $550.0 $550.0 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 2014 2015 2016 2017 2018 2019 2020E

NYSE: WTRG Impact on the Communities We Serve Purchased Water Expense Reduction in Pennsylvania • $1.7 million capital investment included a new tie - in pipeline with a control valve, magmeter and feedback loop • Resulted in O&M savings of approximately $450,000 a year Nutrient and Power Expense Reduction in Virginia • $160,000 capital investment included repairing manholes and wastewater treatment plant upgrades • Resulted in net savings of approximately $168,000 a year 35 We are committed to sustainable business practices; excellent customer service; attracting and developing top talent; the strategic growth of our company; delivering shareholder value; investing in technology and infrastructure; and giving back to the communities in which we operate

NYSE: WTRG Operations Organizational View 36 President, Peoples Joseph Gregorini Luke Ravenstahl Vice President, Sales and Marketing Paul Becker Vice President, Construction and Engineering Barry Leezer Senior Director, Customer Operations Edward Palombo Vice President, Reliability John Brown President, Kentucky Operations Lynda Petrichevich Senior Director, Process Operations Randy Ciotola Senior Director, Gas Operations

PEOPLES Overview

NYSE: WTRG

Essential

A Leading Natural Gas Utility with over 740,000 customer connections in three states[1]

Company Overview

- Founded in 1885; headquartered in Pittsburgh, Pennsylvania
- Largest natural gas distribution company in PA with $2.3 billion of rate base as of year-end 2019
- Approximately 15,000 miles of distribution pipeline, 2,400 miles of gathering pipeline and 310 miles of intrastate transmission pipeline as of Dec. '19
- The company was created through the acquisition by SteelRiver of Peoples in 2010, TW Phillips in 2011, Equitable in 2013 and Delta Gas in 2017

Over 1,500 employees serving more than 2 million people


Territory
Headquarters
OH
PA
WV
KY
VA

Financial Overview

- Approximately $400M capital spending annually, which includes Long-term Infrastructure Improvement Plan ("LTIIP")
- 2,640 miles of bare steel and cast-iron pipe to be replaced in coming years at a rate of approximately 189 miles per year
- 98% of earnings from regulated gas distribution

State	Approximate # of Customers
Pennsylvania	694,737
Kentucky	38,967
West Virginia	12,845
Total	746,549

[1] As of 31-Dec-2019.

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NYSE: WTRG Pipeline Replacement Program 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Cast Iron Bare Unprotected & Unprotected Steel Coated Unprotected Steel Coated Cathodically Protected Steel Plastic, Copper and Fiberglass LTIIP - approved replacement 81 2,620 490 4,058 7,624 (>99.9% plastic) 1 Represents data as of 12/31/2019. 2019 Distribution System Material 1 (Miles) Peoples has over 2,700 miles of bare steel and cast iron pipe to be replaced under its LTIIP in its PA service territory alone • Under a new 2020 accelerated pipe replacement plan, approximately 189 miles per year will be replaced, this implies ~15+ years of increased capital spending • DSIC allows for accelerated recovery of capital between rate cases There is ample opportunity at Peoples to deploy capital to improve aging infrastructure and earn timely recovery under the LTIIP PA KY WV 38

NYSE: WTRG Building for the Future Annual Capital Investment ($millions) Peoples Companies’ Regulated Operations 39 $124.2 $131.6 $150.7 $211.8 $263.7 $282.7 $400.0 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 2014 2015 2016 2017 2018 2019 2020E

NYSE: WTRG Pipeline Safety Initiatives 40 Over Pressure Protection Self Review • Self evaluation of SOP’s and Job Procedures following pipeline incidents • Align procedures with best practice recommendations (PUC, NTSB, AGA) • Enhance emergency response and communication plans • Program to add 2 nd form of OPP at LP regulating stations 3 rd Party Consultant Review of Pipeline Safety Practices • Black & Veatch – Industry leader in pipeline safety and integrity reviews • Review of incident risk exposure, mitigation steps, industry best practices • Timeline – Project Start February 9 th ; Final Report May 4 th Pipeline Safety Management Program • A framework using the Plan - Do - Check - Act improvement cycle • Identify and manage risks • Promote a learning environment • Continuously improve gas pipeline safety

NYSE: WTRG

ESG – Greenhouse Gas Reduction Initiatives

Pipe Replacement (LTIIP & Gathering)

- Replace/Retire 204 miles bare steel (2020)
- Methane Reduction Impact: 353 metric tons = 9,000 tons CO_2 = Emissions from 1,900 cars or 1,000 homes

Landfill Gas Recovery (RNG)

- Capturing 1.7 Bcf from 6 landfills (2020)
- LFG gas = Usage for 19,400 homes
- CO_2 Emission Reductions = 45M gallons gasoline used

Natural Gas Vehicles (NGV)

- NGV use provides 20%-30% reduction in greenhouse gas emissions (compared to gasoline and diesel)
- Urban pollutants (CO, NO_x) reductions of 70% - 90%
- Peoples fleet - 77 NGVs
- Service to 26 public/private stations & 3 Peoples' stations

Pipeline Blow-Downs Gas Capture Techniques

Micro Grids / Combined Heat & Power (CHP)

- Electric system (generation/transmission) losses = 50% of energy consumed in the residential sector (AGA)
- 12 CHP customers (2020) & Peoples' Etna Shop
- Pittsburgh Airport Micro Grid - 20MW Gas generator & 2.5MW Solar generation field (2021)



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NYSE: WTRG Guidance – Capital Expenditures 42 Note(s): DSIC refers to ‘Distribution System Improvement Charge’. WSSIC refers to ‘Water and Sewer System Improvement Charge’ . Q IPS refers to ‘Qualifying Infrastructure Plant Surcharge’. PRP refers to natural gas ‘Pipeline Replacement Program’. Standard Rate - Making Surcharge Eligible 2020E - 2022E 52.0% 48.0% 2020E ~ $950 We will invest over $2.8B from 2020E through 2022E… …and more than half of that is recoverable through various surcharges. 2020E - 2022E Mains & Services 51.1% Source Treatment 30.4% Meters 4.4% IT 7.8% Other 6.3% Aqua 2020E - 2022E Mains & Services 75.1% Source & Facilities 2.6% Meters 7.9% IT 6.1% Other 8.3% Peoples Water Gas

NYSE: WTRG Guidance – Rate Base 43 Water ($ in Billions) Gas ($ in Billions) $5.0 $5.4 $5.8 $6.0 $0.0 $0.4 $0.5 $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 2019A 2020E 2021E 2022E $2.3 $2.5 $2.7 $3.0 $- $1.0 $2.0 $3.0 $4.0 2019A 2020E 2021E 2022E

NYSE: WTRG 15 Minute Break 44

NYSE: WTRG Operational Excellence & Regulatory Affairs Panel 45 Moderator Richard Fox Executive Vice President and Chief Operating Officer, Regulated Operations Colleen Arnold President, Aqua Christopher Crockett Chief Environmental, Safety, and Sustainability Officer Kimberly Joyce VP, Regulatory and Government Affairs Joseph Gregorini President, Peoples

NYSE: WTRG 46 Dan Schuller Executive Vice President, Chief Financial Officer Financial Overview

NYSE: WTRG 2019 Full Year Highlights 47 Favorable Change Unfavorable Change In millions except per share 2019 2018 Variance Revenue $889.7 $838.1 6.2% Operations and Maintenance Expense $333.1 $308.5 8.0% Net Income (GAAP) $224.5 $192.0 17.0% Net Income per Share (GAAP) $1.04 $1.08 (3.7%) Adjusted Income (non - GAAP) $263.5 $250.8 5.1% Adjusted Income per Share (non - GAAP) $1.47 $1.41 4.3%

NYSE: WTRG Operating Revenues 48 FY 2019 vs. FY 2018 Change in Operating Revenues (thousands)

NYSE: WTRG Rate Activity 2019 Completed Rate Cases and Surcharges • Base rate cases or surcharges in NJ, NC, OH and PA with annualized revenue increase of $58.2 million 1 2020 Completed Rate Cases and Surcharges • Base rate cases or surcharges in IL, OH and NC with annualized revenue increase of $4.8 million As of 2/26/2020 Note: Additional rate activity information provided in Appendix 1 The IL QIPS surcharges of $1.66M that was effective Apr. 1, 2019 was superseded by a filing that did not become effective unt il Jan. 1, 2020 49 Pending Rate Cases and Surcharges As of 2/26/2020 • Base rate cases or surcharges in IN, NJ, NC and VA with requested annualized revenue increase of $8.3 million

NYSE: WTRG Operations & Maintenance Expenses 50 FY 2019 vs. FY 2018 Change in Operations & Maintenance Expenses (thousands)

NYSE: WTRG Earnings per Common Share 51 FY 2019 vs. FY 2018 Change in Earnings Per Share

NYSE: WTRG Growth in Adjusted Income from Continuing Operations per Share (Diluted) 52 1 2015 Income per Share was $1.14 (GAAP). 2015 adjusted for joint venture impairment charge (non - GAAP). 2 2018 Income per Share was $1.08 (GAAP). 2018 adjusted for transaction costs and other items related to the Peoples transactio n ( non - GAAP). 3 2019 Income per Share was $1.04 (GAAP). 2019 adjusted for transaction costs and other items related to the Peoples transactio n ( non - GAAP). $1.20 $ 1.14 $ 1.32 $ 1.35 $ 1.08 $1.04 $1.26 $1.41 $1.47 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 $1.60 2014 2015 2016 2017 2018 2019 1 2 3 4

NYSE: WTRG Dividend Increase History 7.0% Increase to Annualized Dividend Rate Effective 9/1/2019 $0.6600 $0.7120 $0.7652 $0.8188 $0.8760 $0.9372 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 2014 2015 2016 2017 2018 2019 Dividends Per Share (annualized) 53

NYSE: WTRG 54 Issuer Issuance Issuer Issuance A A - Baa2 Baa2 A A+ -- -- A A Baa1 Baa1 50 – 55% Debt / Total Capitalization 12 – 14% FFO / Net Debt 60 – 65% Dividend Payout Ratio Credit Ratings Credit Ratings Summary Select Credit Metrics (2020E – 2022E) (PA Subsidiary) 2 3 2 4 3 A+ A A- BBB+ BBB 1 1 0 3 5 A1 A2 A3 Baa1 Baa2 Peer Issuer Ratings 1 1 Peer ratings include LNT, AWR, AWK, ATO, AVA, BKH, CWT, NJR, NI, NWE, OGE, OGS, SJI, SWX, and SR; not all peers have ratings from both agencies Peer Issuer Ratings 1

NYSE: WTRG Anticipated Annual Segment Reporting 55 Water Gas Non - reg & Parent Consolidated Revenue x x x x Cost of Gas x x Other O&M x x x x D&A x x x x TOTI x x x x Operating Income x x x x Interest x x x x Income Taxes x x x x Net Income x x x x Capital Expenditures x x x x Total Assets x x x x Balance Sheet & Cash Flow x Rate Base x x x

NYSE: WTRG Drivers of the Business 56 Regulatory Environment Capital Investment & Recovery Regulatory Discipline Operating Efficiency Seasonality & Weather Tax Efficiency

NYSE: WTRG Attractive Capex Recovery Mechanisms 57 A large share of capex eligible for DSIC and other mechanisms significantly reduces regulatory lag for the combined company. State PA IN OH NJ IL NC Mechanism DSIC DSIC SIC DSIC QIPS WSSIC Allowed Surcharge 7.5% W 5% WW 10% 12.75% W 9% WW 5% 2.5% average annual increase 5% State PA KY Mechanism DSIC PRP Allowed Surcharge 5% No cap Note(s): DSIC refers to ‘Distribution System Improvement Charge’. WSSIC refers to ‘Water and Sewer System Improvement Charge’ . Q IPS refers to ‘Qualifying Infrastructure Plant Surcharge’. PRP refers to natural gas ‘Pipeline Replacement Program’. Standard Rate - Making DSIC Eligible 46.3% 53.7% Aqua Capex: 2020 - 2022 Estimates Peoples Capex: 2020 - 2022 Estimates 58.7% 41.3% Total Capex: 2020 - 2022 Estimates 52.0% 48.0%

NYSE: WTRG Heating Degree Days (HDD) 1 58 Overview A degree day compares the mean outdoor temperatures recorded for a location to a standard temperature, usually 65 ° Fahrenheit (F) in the United States. Heating Degree Days (HDD) are a measure of how cold the temperature was on a given day or during a period of days. Relationship Between Heating Degree Days and Consumption Heating Degree Days in Greater Pittsburgh Area 1 Source: EIA. Simply put, weather drives natural gas consumption. R 2 = 0.96

NYSE: WTRG 59 36.7% 16.9% 14.3% 32.1% Q1 Q2 Q3 Q4 Seasonality Considerations 2019 Water Revenue and Natural Gas Margin by Month ($ Millions) As we expand into natural gas, seasonality plays a much larger role in the financial results. 2019 Gas Throughput by Quarter Nearly 69% of gas was sold in Q1 and Q4. The limited seasonality effects of water don’t offset the more dramatic effects of colder weather on gas margin. $- $20 $40 $60 $80 $100 $120 $140 $160 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Water Gas

NYSE: WTRG Approximate Net Income by Quarter 60 Based on proforma projections, we expect 65% to 75% of net income in a given year will be earned in the first and fourth quar ter s. Overview 45% 20% 20% 35% 35% 10% 10% 25% Q1 Q2 Q3 Q4 Percentage of annual net income

NYSE: WTRG Tax Repair Regulations 61 IRS tax repair regulations allow repair costs that were previously capitalized to be expensed for tax purposes. We plan to e lec t tax repair for Peoples’ largest Pennsylvania subsidiary, Peoples Natural Gas, shortly after close. Overview • IRS issued tangible property regulations which became effective for tax years beginning January 1, 2014. Taxpayers were allowed to early adopt under proposed regulations. • Adoption of the tangible property regulations allowed companies greater deductions and increased cash flows. • Election of tax repair requires a company to reset its tax position as if the company had always filed that way. This results in a “catch - up” deduction. • PA PUC allows flow through tax accounting treatment that allows for the lower tax expense to flow through the P&L when incurred. Legislative History Gas Network Assets • Gas pipelines are considered network assets. • Unit of property for networks assets based on taxpayers facts and circumstances – e.g., pressure zones between regulator stations. • Methodology – typically projects that replace less than a certain percentage of a unit of property are considered eligible repairs. • Ineligible if there is a “betterment” (e.g., increased capacity providing for growth, correcting a material condition or defect). • Commission action required to determine allocation of “catch - up” deduction benefit.

NYSE: WTRG Guidance – Earnings Per Share 62 2020E Earnings Per Share 2019 – 2022E Earnings Per Share GAAP Adjusted Proforma $1.05 - $1.10 $1.53 - $1.58 2019 Adjusted Non - GAAP EPS = $1.47 $1.47 $1.53 - $1.58 2019A 2020E 2021E 2022E Repair Tax • Guidance includes current repair benefit in ‘20, ‘21, and ‘22 • Guidance excludes “catch - up” benefit 9.5 Months of Peoples Results 12 Months of Peoples Results • assumes March 2020 closing • includes transaction expenses • includes rate credits • assumes 12 months of ownership • assumes ~254M diluted shares • excludes transaction expenses • excludes rate credits 5 – 7% CAGR

NYSE: WTRG Diluted Shares Outstanding (Millions) 63 178.8 254.4 37.4 16.3 21.7 0.3 100 120 140 160 180 200 220 240 260 280 300 WTR Shares Outsanding Prior to Transaction Shares from April 2019 Equity Issuance TEUs (as-converted) CPPIB PIPE Shares Other WTRG Shares Expected After Closing We’re committed to providing clarity around share count in our EPS calculations. Given current WTRG price vis - à - vis TEU conversion ceiling, we’ve assumed conversion at minimum share count of ~1.179/stock purchase contract.

NYSE: WTRG 64 Chris Franklin Chairman, Chief Executive Officer, and President Summary

NYSE: WTRG Summary & 2020 Priorities • Continue operational excellence (water quality, gas safety, etc.) • Integrate Peoples • Finalize DELCORA for year end closing • Continue to pursue municipal acquisition pipeline • Implement Peoples capex plan; elect repair 65

NYSE: WTRG Guidance • Continued engagement in the communities that each company serves Earnings 1 • Adjusted income of $1.53 to $1.58 per share for 2020 • 3 year earnings growth CAGR 5 - 7% for 2019 through 2022 Capex • Infrastructure investments of approximately $550 million in 2020 for communities served by Aqua • Infrastructure investments of approximately $400 million in 2020 for communities served by Peoples • Infrastructure investments of approximately $2.8 billion through 2022 in both water and gas operations to rehabilitate and strengthen systems Rate Base • Rate base growth of 6 to 7 percent per year through 2022 in water 2 • Rate base growth of 8 to 10 percent per year through 2022 in gas Customer Growth • Total annual water customer growth of between 2 and 3 percent on average depending upon regulatory approval • Gas customer count expected to be relatively stable for 2020 66 1 This illustrative guidance includes the full - year effects of the Peoples acquisition as if this transaction closed on January 1, 2020, by including an estimate of the results of Peoples for the period in 2020 prior to closing, excluding transaction - related expenses and the effects of transaction - related commitments to issue rate c redits to utility customers. 2 Represents rate base growth excluding acquisitions.

NYSE: WTRG Commitment to Stakeholders Combining Two Great Companies, Each with Over a Century of Service • Continued engagement in the communities that each company serves Customers • Continued best - in - class service from established gas and water utilities • No impact to customer rates from transaction • Financial capacity will enhance infrastructure investments, increasing reliability and safety Employees • Shared culture of safety, operational excellence and professional development • Increased opportunities for career development and advancement • Complementary values and missions Communities • Continued engagement in the communities that each company serves • Infrastructure investment will improve quality of life and contribute to economic prosperity in our communities Shareholders • Immediately accretive to earnings first full year and over the long - term post closing • Improves future rate base and earnings growth • Supports continued long - term dividend growth • Larger market capitalization, float and trading liquidity post permanent financings Bondholders • Committed to maintaining strong investment - grade credit ratings 67

NYSE: WTRG Questions? 68

NYSE: WTRG Thank You 69

NYSE: WTRG Brian Dingerdissen Vice President, Chief of Staff, Investor Relations and Communications 610.645.1191 BJDingerdissen@Essential.co Renee Marquis Director, Investor Relations 610.645.1021 RTMarquis@Essential.co For more information contact: 70

NYSE: WTRG Appendix 71

NYSE: WTRG GAAP to Non - GAAP Reconciliation (In thousands, except per share amounts) Quarter ended December 31, Year ended December 31, 2019 2018 2019 2018 Net income (GAAP financial measure) $ 64,227 $ (3,657) $ 224,543 $ 191,988 Adjustments: Plus: T ransaction - related expenses for the Peoples transaction 613 73,963 66,066 73,963 Plus: Pre - acquisition interest expense for funds borrowed for acquisition of Peoples, net 2,643 - 5,961 - Plus: Overlapping net interest expense on refinanced debt - - 452 - Less: Interest income earned on proceeds from April 2019 equity offerings (6,898) - (23,377) - Income t ax effect of non - GAAP adjustments 777 (15,127) (10,149) (15,127) Adjusted income (Non - GAAP financial measure) $ 61,362 $ 55,179 $263,496 $ 250,824 Net income (loss) per common share (GAAP financial measure): Basic $ 0.28 $ (0.02) $ 1.04 $ 1.08 Diluted $ 0.28 $ (0.02) $ 1.04 $ 1.08 Adjusted income per common share (non - GAAP financial measure): Diluted $ 0.34 $ 0.31 $ 1.47 $ 1.41 Average common shares outstanding : Basic 232,107 177,987 215,550 177,904 Diluted 232,581 178,431 215,931 178,399 Average common shares outstanding: Shares used in calculating diluted net income per common share 232,581 178,431 215,931 178,399 Adjustment for effects of April 2019 common share issuance (37,370) - (25,903) - Adjustment for effects of April 2019 tangible equity unit issuance (13,328) - (10,533) - Adjustment for effects of issuance of common shares from stock purchase contracts (2,943) - (745) - Shares used in calculating adjusted diluted income per common share (Non - GAAP financial measure) 178,940 178,431 178,750 178,399 72

NYSE: WTRG Q4 2019 Highlights Favorable Change Unfavorable Change In millions except per share Q4 2019 Q4 2018 Variance Revenue $226.0 $205.7 9.9% Operations and Maintenance Expense $85.3 $92.4 (7.7%) Net Income (GAAP) $64.2 ($3.7) 1,856.2% Net Income per Share (GAAP) $0.28 ($0.02) 1,500% Adjusted Income (non - GAAP) $61.4 $55.2 11.2% Adjusted Income per Share (non - GAAP) $0.34 $0.31 9.7% 73 Q4 2019 vs. Q4 2018

NYSE: WTRG Operating Revenues Q4 2019 vs. Q4 2018 Change in Operating Revenues (thousands) 74

NYSE: WTRG Operations & Maintenance Expenses Q4 2019 vs. Q4 2018 Change in Operations & Maintenance Expenses (thousands) 75

NYSE: WTRG Earnings per Common Share Q4 2019 vs. Q4 2018 Change in Earnings per Share 76

NYSE: WTRG 2019 Rates and Surcharges Completed State Docket Number Type Awarded Annualized Revenue Increase ($thousands) Aqua New Jersey WRT18121351 Rate Case (w) $5,000 Aqua North Carolina W - 218, Sub 497A Surcharge (w) $539 W - 218, Sub 497A Surcharge (ww) $62 Aqua Ohio 89 - 7028 - WW - TRF Rate Cases (w) $974 18 - 0337 - WW - SIC Surcharge (w) $2,267 19 - 567 - WW - SIC Surcharge (w) $2,313 Aqua Pennsylvania M - 2019 - 3008029 Surcharges (w) $2 R - 2018 - 3003558 Rate Case (w) $42,300 R - 2018 - 3003561 Rate Case (ww) $4,700 Total $58,157 1 77 Note: Rates and Surcharges differentiated by water (w) and wastewater ( ww ) systems. 1 The IL QIPS surcharges of $1.66M that was effective Apr. 1, 2019 was superseded by a filing that did not become effective unt il Jan. 1, 2020

NYSE: WTRG 2020 Rates and Surcharges Completed As of Feb. 26, 2020 State Docket Number Type Awarded Annualized Revenue Increase ($thousands) Aqua Illinois N/A Surcharge (w) $2,902 N/A Surcharge (ww) $168 Aqua North Carolina W - 218, Sub 497A Surcharge (w) $571 W - 218, Sub 497A Surcharge (ww) $134 Aqua Ohio 89 - 7028 - WW - TRF Rate Cases (w) $995 Total $4,770 78 Note: Rates and Surcharges differentiated by water (w) and wastewater ( ww ) systems.

NYSE: WTRG Rates and Surcharges Pending State Docket Number Type Requested Annualized Revenue Increase ($thousands) Aqua Indiana 45314 U Rate Case (w) $53 45308 U Rate Case ( ww ) $10 Aqua New Jersey WR20010056 Rate Case ( ww ) $1,090 Aqua North Carolina W - 218, Sub 526 Surcharge (w) $5,193 W - 218, Sub 526 Surcharge (ww) $1,627 Aqua Virginia PURE - 2019 - 00209 Surcharge (w) $137 PURE - 2019 - 00209 Surcharge (ww) $150 Total $8,260 79 Note: Rates and Surcharges differentiated by water (w) and wastewater ( ww ) systems. As of Feb. 26, 2020

NYSE: WTRG State by State Comparison 80 As of December 31, 2019 State Rate Base ($000s) Water Connections Wastewater Connections Total Customers PA 3,428,271 443,152 38,208 481,360 OH 343,602 146,483 6,922 153,405 IL 357,344 65,851 16,330 82,181 TX 298,240 65,874 18,281 84,155 NJ 199,745 54,083 6,291 60,374 NC 229,294 82,201 20,005 102,206 IN 83,833 1,278 27,774 29,052 VA 78,022 26,110 7,861 33,971 Total 5,018,351 885,032 141,672 1,026,704 State Rate Base ($000s) Gas Connections PA 2,133,506 694,737 KY 119,510 38,967 WV 26,559 12,845 Total 2,279,575 746,549